UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2014

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 633-2900
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 7, 2014, Richard A. Loving, age 45, was appointed Vice President and Controller and assumed the duties of principal accounting officer of DCP Midstream GP, LLC (the “General Partner”), the general partner of the general partner of DCP Midstream Partners, LP (the “Partnership”). Mr. Loving will also serve as Vice President and Controller of DCP Midstream, LLC (“Midstream”), the owner of the General Partner, and will not receive additional compensation as Vice President and Controller of the General Partner. There is no agreement or understanding between Mr. Loving and any other person pursuant to which he was appointed Vice President and Controller of the General Partner.

Previously, Mr. Loving served as Senior Director of Marketing and Fixed Asset Accounting for Midstream since April 2013 and as Senior Director of Corporate Accounting from November 2009 to April 2013. Before joining Midstream in November 2009, Mr. Loving was Director of Technical Accounting and SEC Reporting at DISH Network since March 2007. Mr. Loving is a licensed certified public accountant in Pennsylvania.

Midstream owns 100% of the General Partner, which allows it to control the Partnership, and approximately 22% of the outstanding common units representing limited partner interests in the Partnership. Midstream is a joint venture equally owned by Phillips 66 and Spectra Energy Corp. For relationships among the Partnership, the General Partner, Midstream and its affiliates, please read Item 13 “Certain Relationships and Related Transactions, and Director Independence,” which is incorporated herein by reference from the Partnership’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 26, 2014.

Item 7.01 Regulation FD Disclosure.

On April 10, 2014, the Partnership issued a press release announcing the appointment of Mr. Loving described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2014	DCP MIDSTREAM PARTNERS, LP

By: DCP MIDSTREAM GP, LP
its General Partner

By: DCP MIDSTREAM GP, LLC
its General Partner

By: /s/ Michael S. Richards
Name: Michael S. Richards
Title: Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 10, 2014.